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           Please file this Prospectus Supplement with your records


            SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                 SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES


                      Supplement dated November 15, 1999
                                      To
 Class I Prospectus and Statement of Additional Information dated May 1, 1999 Class R Prospectus and Statement of Additional Information dated May 1, 1999

Effective November 15, 1999, SC-European shares will be available only to residents of Colorado, Maryland, New York, New Jersey, Nevada and Texas. Investors may purchase shares directly from the Fund or through a limited number of intermediaries.

Security Capital Global Capital Management Group Incorporated ("GCMG"), the Fund's investment adviser, is currently in the process of consolidating its investment advisory operations with those of certain of its affiliates. In connection with this business reorganization, GCMG will terminate its investment sub-advisory agreement with the Fund's sub-adviser, Security Capital Global Capital Management Group (Europe) S.A. ("GCMG-Europe"), effective November 15, 1999. Thereafter, services previously provided by GCMG-Europe will be furnished solely by GCMG, and substantially the same personnel will continue to manage the Fund. Research services will be performed by GCMG with the assistance of Security Capital (EU) Management Group S.A. Accordingly, all references in the above-referenced Prospectuses and Statement of Additional Information to "Security Capital Global Capital Management Group (Europe) S.A.," "GCMG-Europe," the "Sub-Adviser," the "Sub-Advisory Agreement," and information relating to an "annual management fee" paid to GCMG-Europe, are hereby deleted.

         The date of this Prospectus Supplement is November 15, 1999